UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	000-52380	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 3, 2010, MISCOR Group, Ltd. (the “Company”) completed the sale of its Construction and Engineering Services business, consisting of Ideal Consolidated, Inc. (“Ideal”) and Martell Electric, LLC (“Martell Electric”), to the Company’s President and CEO, John A. Martell, and his wife, Bonnie M. Martell (the “CES Sale”), pursuant to a purchase agreement dated February 3, 2010 (the “Purchase Agreement”).  The transaction was structured as the sale of the outstanding capital stock of Ideal and the outstanding membership units of Martell Electric.  The purchase price for the two business units was $3.5 million, which consisted of a cash payment of $750,000 and a reduction of $2.75 million of a $3.0 million note owed to Mr. Martell by the Company.

Mr. Martell intends to remain in his current position of President of Ideal and Martell Electric and to remain with the Company as it conducts its search for a new CEO.  The Company has begun the search process for a new CEO and, once the process is complete, Mr. Martell will step down as CEO but expects to continue as Chairman of the Board of the Company.

The Company, along with Ideal, Martell Electric, Magnetech Industrial Services, Inc. (“MIS”), HK Engine Components, LLC (“HK”), Magnetech Power Services, LLC (“MPS”), 3-D Service, Ltd. (“3D”), and American Motive Power, Inc. (“AMP” and together with the Company, Ideal, Martell Electric, MIS, HK, MPS and 3D, the “Borrowers”) and Wells Fargo Business Credit, a division of Wells Fargo Bank, National Association (“Wells Fargo”), are parties to that certain Credit and Security Agreement dated January 14, 2008, as amended (the “Credit Agreement”).

The Company previously notified Wells Fargo of its intent to complete the CES Sale and, on January 14, 2010, the Borrowers and Wells Fargo executed a Sixth Amendment to the Credit Agreement (the “Sixth Amendment”) under which Wells Fargo consented to the CES Sale and the parties made certain changes to the Credit Agreement.  Because the terms of the CES Sale had changed since the date of Wells Fargo’s consent, Wells Fargo and the Borrowers executed a letter agreement dated February 3, 2010 (the “Letter Agreement”), under which Wells Fargo revised the terms of its consent to the CES Sale set forth in the Sixth Amendment.  Also in the Letter Agreement, Wells Fargo extended the date by which the Company must raise at least $1,000,000 of additional capital, whether in the form of additional subordinated debt, proceeds of further asset sales approved by the Wells Fargo and/or cash equity contributions, to February 19, 2010.

A copy of the Letter Agreement, the Purchase Agreement and certain related transaction documents are filed herewith and incorporated by reference herein (the “Transaction Agreements”). The Transaction Agreements have been included to provide investors with information regarding their terms.  Except for their status as contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described herein, the Transaction Agreements are not intended to provide any other factual, business or operations information about the Company.  The Transaction Agreements contain representations and warranties that the parties thereto made to and solely for the benefit of each other.  Accordingly, investors should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Transaction Agreements.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures.

On February 9, 2010, the Company issued a press release announcing the CES Sale.  The press release is attached hereto as Exhibit 99.1.

To further support its focus on the Industrial Services segment, the Company also announced the planned relocation of its headquarters from South Bend, Ind. to Massillon, Ohio, the main location of Magnetech Industrial Services, Inc.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the CES Sale, the Company and Mr. Martell executed Amendment No. 1 to Employment Agreement dated February 3, 2010, which amended the employment agreement between the Company and Mr. Martell dated September 5, 2005 (the “Employment Agreement”). The amendment modifies the Employment Agreement to permit the solicitation of certain employees of the Company in connection with the CES Sale.  A copy of the amendment is filed herewith and incorporated by reference herein.

Item 8.01  Other Events.

Annual Meeting Date

On February 9, 2010, the Company announced that it will hold its annual meeting of shareholders at 10:00 A.M., EST, on May 13, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement dated February 3, 2010, among John A. Martell and Bonnie Martell and the registrant.

10.1	Letter Agreement dated February 9, 2010, among Wells Fargo Bank, the registrant and certain subsidiaries of the registrant.

10.2	Lender’s Receipt and Acknowledgement dated February 3, 2010, among John A. Martell and the registrant.

10.3	Secured Promissory Note dated February 3, 2010, among John A. Martell and the registrant.

10.4	Security Agreement dated February 3, 2010, among Magnetech Industrial Services, Inc. and the registrant.

10.5	Indemnification Agreement dated February 3, 2010, among John A. Martell and Bonnie Martell and the registrant.

10.6	Amendment No. 1 to Employment Agreement dated February 3, 2010, among John A. Martell and the registrant.

99.1	Press Release dated February 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: February 9, 2010

	By:	/s/ John A. Martell
John A. Martell
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement dated February 3, 2010, among John A. Martell and Bonnie Martell and the registrant.

10.1	Letter Agreement dated February 3, 2010, among Wells Fargo Bank, the registrant and certain subsidiaries of the registrant.

10.2	Lender’s Receipt and Acknowledgement dated February 3, 2010, among John A. Martell and the registrant.

10.3	Secured Promissory Note dated February 3, 2010, among John A. Martell and the registrant.

10.4	Security Agreement dated February 3, 2010, among Magnetech Industrial Services, Inc. and the registrant.

10.5	Indemnification Agreement dated February 3, 2010, among John A. Martell and Bonnie Martell and the registrant.

10.6	Amendment No. 1 to Employment Agreement dated February 3, 2010, among John A. Martell and the registrant.

99.1	Press Release dated February 9, 2010.